                                                                      Exhibit 21
                                                                      ----------

                        GENERAL GROWTH PROPERTIES, INC.

                              LIST OF SUBSIDIARIES


General Growth Properties, Inc. has a controlling interest in the following
---------------------------------------------------------------------------
entities:
--------


===================================================================================================

                                                                           STATE OF
ENTITY                                                             INCORPORATION/FORMATION
---------------------------------------------------------------------------------------------------
  CENTURY PLAZA, INC.                                                      DELAWARE
---------------------------------------------------------------------------------------------------
  COASTLAND CENTER, INC.                                                   DELAWARE
---------------------------------------------------------------------------------------------------
  EAGLE RIDGE MALL, INC.                                                   DELAWARE
---------------------------------------------------------------------------------------------------
  EDEN PRAIRIE MALL, INC.                                                  DELAWARE
---------------------------------------------------------------------------------------------------
  GENERAL GROWTH BAYBROOK MALL, INC.                                       DELAWARE
---------------------------------------------------------------------------------------------------
  GENERAL GROWTH - WESTLAKE (GP), INC.                                     DELAWARE
---------------------------------------------------------------------------------------------------
  GGP 110, INC.                                                            DELAWARE
---------------------------------------------------------------------------------------------------
  GGP ALA MOANA, INC.                                                      DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-LAKEVIEW SQUARE, INC.                                                DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-LANSING MALL, INC.                                                   DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-SOUTH SHORE PARTNERS, INC.                                           DELAWARE
---------------------------------------------------------------------------------------------------
  GRANDVILLE MALL, INC.                                                    DELAWARE
---------------------------------------------------------------------------------------------------
  KALAMAZOO MALL, INC.                                                     DELAWARE
---------------------------------------------------------------------------------------------------
  KNOLLWOOD MALL, INC.                                                     DELAWARE
---------------------------------------------------------------------------------------------------
  MALL ST. VINCENT, INC.                                                   DELAWARE
---------------------------------------------------------------------------------------------------
  MARKET PLACE OUTPARCEL, INC.                                             DELAWARE
---------------------------------------------------------------------------------------------------
  MSAB HOLDINGS, INC.                                                      DELAWARE
---------------------------------------------------------------------------------------------------
  OKLAHOMA MALL, INC.                                                      DELAWARE
---------------------------------------------------------------------------------------------------
  PIERRE BOSSIER MALL, INC.                                                DELAWARE
---------------------------------------------------------------------------------------------------
  SPRING HILL MALL, INC.                                                   DELAWARE
---------------------------------------------------------------------------------------------------
  ST. CLOUD MALL, INC.                                                     DELAWARE
---------------------------------------------------------------------------------------------------
  TOWN EAST MALL, INC.                                                     DELAWARE
---------------------------------------------------------------------------------------------------
  TRACY MALL, INC.                                                         DELAWARE
---------------------------------------------------------------------------------------------------
  VALLEY HILLS MALL, INC.                                                  DELAWARE
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
GENERAL GROWTH FINANCE SPE, INC.                                           DELAWARE
---------------------------------------------------------------------------------------------------
GGP LIMITED PARTNERSHIP                                                    DELAWARE
---------------------------------------------------------------------------------------------------
===================================================================================================

General Growth Finance SPE, Inc. has a controlling interest in the following
----------------------------------------------------------------------------
entities:
--------


===================================================================================================

                                                                           STATE OF
ENTITY                                                             INCORPORATION/FORMATION
---------------------------------------------------------------------------------------------------
  CHAMPAIGN MARKET PLACE, INC.                                            DELAWARE
---------------------------------------------------------------------------------------------------
  FALLBROOK SQUARE, INC.                                                  DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-WESTWOOD MALL, INC.                                                 DELAWARE
---------------------------------------------------------------------------------------------------
  SOUTHLAKE MALL, INC.                                                    DELAWARE
===================================================================================================



GGP Limited Partnership has a controlling interest in the following entities:
----------------------------------------------------------------------------


===================================================================================================

                                                                           STATE OF
ENTITY                                                             INCORPORATION/FORMATION
---------------------------------------------------------------------------------------------------
  DAYJAY ASSOCIATES (50% ownership)                                        OKLAHOMA
---------------------------------------------------------------------------------------------------
  GENERAL GROWTH - WESTLAKE, L.P.                                          DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-JORDAN CREEK L.L.C.                                                  DELAWARE
---------------------------------------------------------------------------------------------------
  GG DR, L.L.C.                                                            ILLINOIS
---------------------------------------------------------------------------------------------------
  GGP 110 HOLDING L.L.C.                                                   DELAWARE
---------------------------------------------------------------------------------------------------
  GGP 110 L.L.C.                                                           DELAWARE
---------------------------------------------------------------------------------------------------
  MALL ST. VINCENT, L.P.                                                   DELAWARE
---------------------------------------------------------------------------------------------------
  MSAB HOLDINGS L.L.C.                                                     DELAWARE
---------------------------------------------------------------------------------------------------
  NORTHWEST OHIO MALL L.L.C.                                               DELAWARE
---------------------------------------------------------------------------------------------------
  OKLAHOMA MALL L.L.C.                                                     DELAWARE
---------------------------------------------------------------------------------------------------
  ST. CLOUD MALL L.L.C.                                                    DELAWARE
---------------------------------------------------------------------------------------------------
  TOWN EAST MALL PARTNERSHIP                                                TEXAS
  (50% ownership)
---------------------------------------------------------------------------------------------------
  TOWN EAST MALL, L.P.                                                     DELAWARE
---------------------------------------------------------------------------------------------------
  WESTLAKE RETAIL ASSOCIATES, LTD.                                          TEXAS
  (50% ownership)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

GGPLP L.L.C.                                                               DELAWARE
---------------------------------------------------------------------------------------------------
GGP HOLDING, INC.                                                          DELAWARE
---------------------------------------------------------------------------------------------------
GGP IVANHOE, INC.                                                          DELAWARE
---------------------------------------------------------------------------------------------------
GGP IVANHOE III, INC.                                                      DELAWARE
---------------------------------------------------------------------------------------------------
GENERAL GROWTH MANAGEMENT, INC.                                            DELAWARE
===================================================================================================

GGPLP L.L.C. has a controlling interest in the following entities:
-----------------------------------------------------------------


===================================================================================================

                                                                           STATE OF
ENTITY                                                             INCORPORATION/FORMATION
---------------------------------------------------------------------------------------------------
  BAKERSFIELD MALL LLC                                                     DELAWARE
---------------------------------------------------------------------------------------------------
  BAYBROOK MALL, L.P.                                                      DELAWARE
---------------------------------------------------------------------------------------------------
  BAY SHORE MALL I L.L.C.                                                  DELAWARE
---------------------------------------------------------------------------------------------------
  BAY SHORE MALL PARTNERS                                                 CALIFORNIA
---------------------------------------------------------------------------------------------------
  BAY SHORE MALL II L.L.C.                                                 DELAWARE
---------------------------------------------------------------------------------------------------
  BELLIS FAIR PARTNERS                                                    WASHINGTON
---------------------------------------------------------------------------------------------------
  BIRCHWOOD MALL PARTNERS L.L.C.                                           MICHIGAN
---------------------------------------------------------------------------------------------------
  BOSSIER OUTPARCEL, L.P.                                                  DELAWARE
---------------------------------------------------------------------------------------------------
  BOULEVARD MALL I LLC                                                      NEVADA
---------------------------------------------------------------------------------------------------
  BOULEVARD MALL II LLC                                                     NEVADA
---------------------------------------------------------------------------------------------------
  BOULEVARD ASSOCIATES                                                      NEVADA
---------------------------------------------------------------------------------------------------
  CAPITAL MALL L.L.C.                                                      DELAWARE
---------------------------------------------------------------------------------------------------
  CENTURY PLAZA L.L.C.                                                     DELAWARE
---------------------------------------------------------------------------------------------------
  CHAMPAIGN MARKET PLACE L.L.C.                                            DELAWARE
---------------------------------------------------------------------------------------------------
  CHAPEL HILLS MALL L.L.C.                                                 DELAWARE
---------------------------------------------------------------------------------------------------
  COASTLAND CENTER, L.P.                                                   DELAWARE
---------------------------------------------------------------------------------------------------
  COLONY SQUARE MALL L.L.C.                                                DELAWARE
---------------------------------------------------------------------------------------------------
  COLUMBIA MALL L.L.C.                                                     DELAWARE
---------------------------------------------------------------------------------------------------
  EAGLE RIDGE MALL, L.P.                                                   DELAWARE
---------------------------------------------------------------------------------------------------
  EDEN PRAIRIE MALL L.L.C.                                                 DELAWARE
---------------------------------------------------------------------------------------------------
  FALLBROOK SQUARE PARTNERS LIMITED PARTNERSHIP                           CALIFORNIA
---------------------------------------------------------------------------------------------------
  FALLBROOK SQUARE PARTNERS L.L.C.                                         DELAWARE
---------------------------------------------------------------------------------------------------
  FALLBROOK SQUARE PARTNERS II, L.P.                                       DELAWARE
---------------------------------------------------------------------------------------------------
  FOX RIVER SHOPPING CENTER L.L.P.                                        WISCONSIN
---------------------------------------------------------------------------------------------------
  GATEWAY MALL PARTNERS                                                  SOUTH DAKOTA
---------------------------------------------------------------------------------------------------
  GGP ALA MOANA HOLDINGS L.L.C.                                            DELAWARE
---------------------------------------------------------------------------------------------------
  GGP ALA MOANA L.L.C.                                                     DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-GRANDVILLE L.L.C.                                                    DELAWARE
---------------------------------------------------------------------------------------------------
  GRAND TRAVERSE MALL PARTNERS                                               IOWA
---------------------------------------------------------------------------------------------------
  KALAMAZOO MALL L.L.C.                                                    DELAWARE
---------------------------------------------------------------------------------------------------
  KNOLLWOOD COMPANY, L.P.                                                 MINNESOTA
---------------------------------------------------------------------------------------------------
  LAKEVIEW SQUARE LIMITED PARTNERSHIP                                      DELAWARE
---------------------------------------------------------------------------------------------------
  LANSING MALL LIMITED PARTNERSHIP                                         DELAWARE
---------------------------------------------------------------------------------------------------
  LOCKPORT L.L.C.                                                          NEW YORK
---------------------------------------------------------------------------------------------------
  MALL OF THE BLUFFS PARTNERS L.L.C.                                         IOWA
---------------------------------------------------------------------------------------------------
  MARKET PLACE OUTPARCEL L.L.C.                                            DELAWARE
---------------------------------------------------------------------------------------------------
  OAKWOOD HILLS MALL PARTNERS L.L.P.                                      WISCONSIN
---------------------------------------------------------------------------------------------------
  PARK MALL L.L.C.                                                         DELAWARE
===================================================================================================

===================================================================================================

                                                                           STATE OF
ENTITY                                                             INCORPORATION/FORMATION
---------------------------------------------------------------------------------------------------
  PIEDMONT MALL PARTNERS                                                   ILLINOIS
---------------------------------------------------------------------------------------------------
  PIERRE BOSSIER MALL, L.P.                                                DELAWARE
---------------------------------------------------------------------------------------------------
  PINES MALL PARTNERS                                                        IOWA
---------------------------------------------------------------------------------------------------
  RIO WEST L.L.C.                                                          DELAWARE
---------------------------------------------------------------------------------------------------
  RIVER HILLS MALL L.L.P.                                                 MINNESOTA
---------------------------------------------------------------------------------------------------
  RIVER FALLS MALL PARTNERS                                                  IOWA
---------------------------------------------------------------------------------------------------
  ROCHESTER MALL LLC                                                       DELAWARE
---------------------------------------------------------------------------------------------------
  SOONER FASHION MALL L.L.C.                                               DELAWARE
---------------------------------------------------------------------------------------------------
  SOUTH SHORE PARTNERS, L.P.                                              WASHINGTON
---------------------------------------------------------------------------------------------------
  SOUTHLAKE MALL L.L.C.                                                    DELAWARE
---------------------------------------------------------------------------------------------------
  SOUTHWEST DENVER LAND L.L.C.                                             DELAWARE
---------------------------------------------------------------------------------------------------
  SOUTHWEST PLAZA L.L.C.                                                   DELAWARE
---------------------------------------------------------------------------------------------------
  SPRING HILL MALL L.L.C.                                                  DELAWARE
---------------------------------------------------------------------------------------------------
  TRACY MALL PARTNERS I L.L.C.                                             DELAWARE
---------------------------------------------------------------------------------------------------
  TRACY MALL PARTNERS, L.P.                                                DELAWARE
---------------------------------------------------------------------------------------------------
  TRACY MALL PARTNERS II, L.P.                                             DELAWARE
---------------------------------------------------------------------------------------------------
  VALLEY HILLS MALL L.L.C.                                                 DELAWARE
---------------------------------------------------------------------------------------------------
  WESTWOOD LAND L.L.C.                                                     DELAWARE
---------------------------------------------------------------------------------------------------
  WESTWOOD MALL LIMITED PARTNERSHIP                                        DELAWARE
===================================================================================================



GGP Holding, Inc. has a controlling interest in the following entities:
----------------------------------------------------------------------


===================================================================================================

                                                                           STATE OF
ENTITY                                                             INCORPORATION/FORMATION
---------------------------------------------------------------------------------------------------
  BAKERSFIELD MALL, INC.                                                   DELAWARE
---------------------------------------------------------------------------------------------------
  BEXAR MCCRELESS CORP.                                                    DELAWARE
---------------------------------------------------------------------------------------------------
  BOULEVARD MALL, INC.                                                     DELAWARE
---------------------------------------------------------------------------------------------------
  CALEDONIAN HOLDING COMPANY, INC.                                         DELAWARE
---------------------------------------------------------------------------------------------------
  DELTA INVESTMENTS LTD.                                                    NEVADA
---------------------------------------------------------------------------------------------------
  GGP AMERICAN HOLDINGS INC.                                               DELAWARE
---------------------------------------------------------------------------------------------------
  GGP AMERICAN PROPERTIES INC.                                             DELAWARE
---------------------------------------------------------------------------------------------------
  HAWKEYE PROPERTIES, INC.                                                  NEVADA
---------------------------------------------------------------------------------------------------
  JPT LIMITED                                                               NEVADA
---------------------------------------------------------------------------------------------------
  LA PLACE SHOPPING CORP.                                                  DELAWARE
---------------------------------------------------------------------------------------------------
  MJ, INC.                                                                  NEVADA
---------------------------------------------------------------------------------------------------
  MJF INVESTMENTS CORPORATION                                               NEVADA
---------------------------------------------------------------------------------------------------
  PACIFIC REALTY INC.                                                       NEVADA
---------------------------------------------------------------------------------------------------
  PARIS PROPERTIES INC.                                                     NEVADA
===================================================================================================

===================================================================================================

                                                                           STATE OF
ENTITY                                                             INCORPORATION/FORMATION
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  RASCAP REALTY, LTD.                                                      NEW YORK
---------------------------------------------------------------------------------------------------
  RS PROPERTIES, INC.                                                      DELAWARE
---------------------------------------------------------------------------------------------------
  STERLING FINANCIAL LTD.                                                   NEVADA
---------------------------------------------------------------------------------------------------
  U.K. AMERICAN PROPERTIES, INC.                                           DELAWARE
---------------------------------------------------------------------------------------------------
  U.K.-LASALLE, INC.                                                       DELAWARE
===================================================================================================



GGP Ivanhoe, Inc. has a controlling interest in the following entities:
----------------------------------------------------------------------


===================================================================================================

                                                                           STATE OF
ENTITY                                                             INCORPORATION/FORMATION
---------------------------------------------------------------------------------------------------
  OAKS MALL GAINESVILLE
  LIMITED PARTNERSHIP                                                      DELAWARE
---------------------------------------------------------------------------------------------------
  OAKS MALL GAINESVILLE II, INC.                                           DELAWARE
---------------------------------------------------------------------------------------------------
  WESTROADS MALL L.L.C.                                                    DELAWARE
---------------------------------------------------------------------------------------------------
  WESTROADS MALL II, INC.                                                  DELAWARE
===================================================================================================



GGP Ivanhoe III, Inc. has a controlling interest in the following entities:
--------------------------------------------------------------------------


===================================================================================================

                                                                           STATE OF
ENTITY                                                             INCORPORATION/FORMATION
---------------------------------------------------------------------------------------------------
  CHATTANOOGA MALL, INC.                                                   DELAWARE
---------------------------------------------------------------------------------------------------
  EASTRIDGE SHOPPING CENTER, INC.                                          DELAWARE
---------------------------------------------------------------------------------------------------
  EASTRIDGE SHOPPING CENTER L.L.C.                                         DELAWARE
---------------------------------------------------------------------------------------------------
  GENERAL GROWTH OAK VIEW MALL, INC.                                       DELAWARE
---------------------------------------------------------------------------------------------------
  GGP SAVANNAH L.L.C.                                                      DELAWARE
---------------------------------------------------------------------------------------------------
  GGP IVANHOE II, INC.                                                     DELAWARE
---------------------------------------------------------------------------------------------------
  NORTHGATE MALL L.L.C.                                                    DELAWARE
---------------------------------------------------------------------------------------------------
  OAKVIEW MALL L.L.C.                                                      DELAWARE
---------------------------------------------------------------------------------------------------
  OGLETHORPE MALL, INC.                                                    DELAWARE
---------------------------------------------------------------------------------------------------
  OGLETHORPE MALL L.L.C.                                                   DELAWARE
---------------------------------------------------------------------------------------------------
  LANCASTER TRUST                                                          ILLINOIS
---------------------------------------------------------------------------------------------------
  LANDMARK MALL, INC.                                                      DELAWARE
---------------------------------------------------------------------------------------------------
  LANDMARK MALL L.L.C.                                                     DELAWARE
---------------------------------------------------------------------------------------------------
  MAYFAIR PROPERTY INC.                                                    DELAWARE
===================================================================================================

===================================================================================================

                                                                           STATE OF
ENTITY                                                             INCORPORATION/FORMATION
---------------------------------------------------------------------------------------------------
  PARCITY, INC.                                                            NEW YORK
---------------------------------------------------------------------------------------------------
  PC LANCASTER, INC.                                                       DELAWARE
---------------------------------------------------------------------------------------------------
  PARCIT-IIP LANCASTER VENTURE                                             ILLINOIS
===================================================================================================



General Growth Management, Inc. has a controlling interest in the following
---------------------------------------------------------------------------
entities:
--------


===================================================================================================

                                                                           STATE OF
ENTITY                                                             INCORPORATION/FORMATION
---------------------------------------------------------------------------------------------------
  GGMI MALLIBU, INC.                                                       DELAWARE
---------------------------------------------------------------------------------------------------
  GGMI NATIONAL MALL NETWORK, INC.                                         DELAWARE
---------------------------------------------------------------------------------------------------
  GGP CONTRACTOR, INC.                                                     DELAWARE
---------------------------------------------------------------------------------------------------
  GGP LH HOLDINGS L.L.C.                                                   DELAWARE
---------------------------------------------------------------------------------------------------
  HOMART MANAGEMENT CO.                                                    DELAWARE
---------------------------------------------------------------------------------------------------
  HOMART MANAGEMENT CO. -                                                  DELAWARE
  CONNECTICUT
---------------------------------------------------------------------------------------------------
  HOMART MANAGEMENT CO. - FLORIDA                                          DELAWARE
---------------------------------------------------------------------------------------------------
  HOMART MANAGEMENT CO. - GEORGIA                                          DELAWARE
---------------------------------------------------------------------------------------------------
  HOMART MANAGEMENT CO. - HAWAII                                           DELAWARE
---------------------------------------------------------------------------------------------------
  HOMART MANAGEMENT CO. - ILLINOIS                                         DELAWARE
---------------------------------------------------------------------------------------------------
  HOMART MANAGEMENT CO. - MINNESOTA                                        DELAWARE
---------------------------------------------------------------------------------------------------
  HOMART MANAGEMENT CO. -                                                  DELAWARE
  PENNSYLVANIA
---------------------------------------------------------------------------------------------------
  HOMART MANAGEMENT CO. - TEXAS                                             TEXAS
---------------------------------------------------------------------------------------------------
  HOMART MANAGEMENT CO. - WEST                                             DELAWARE
  VIRGINIA
---------------------------------------------------------------------------------------------------
  NATIONAL MALL NETWORK LLC                                                DELAWARE
===================================================================================================



GGP Limited Partnership has a 50% interest in the following entities:
--------------------------------------------------------------------


===================================================================================================

                                                                           STATE OF
ENTITY                                                             INCORPORATION/FORMATION
---------------------------------------------------------------------------------------------------
GGP/HOMART, INC.                                                           DELAWARE
---------------------------------------------------------------------------------------------------
GGP/HOMART II, L.L.C.                                                      DELAWARE
---------------------------------------------------------------------------------------------------
===================================================================================================

GGP/Homart, Inc. has a controlling interest in the following entities:
---------------------------------------------------------------------


===================================================================================================

                                                                           STATE OF
ENTITY                                                             INCORPORATION/FORMATION
---------------------------------------------------------------------------------------------------
  ALAMEDA MALL ASSOCIATES                                                  ILLINOIS
---------------------------------------------------------------------------------------------------
  ALAMEDA MALL L.L.C.                                                      DELAWARE
---------------------------------------------------------------------------------------------------
  BAY CITY MALL ASSOCIATES                                                 MICHIGAN
---------------------------------------------------------------------------------------------------
  C.V. CENTER L.L.C.                                                       DELAWARE
---------------------------------------------------------------------------------------------------
  EAST MESA ASSOCIATES (33 1/3% ownership)                                 ARIZONA
---------------------------------------------------------------------------------------------------
  EAST MESA LAND PARTNERSHIP                                               ARIZONA
   (50% ownership)
---------------------------------------------------------------------------------------------------
  GENERAL GROWTH WOODLANDS ONE, INC.                                       DELAWARE
---------------------------------------------------------------------------------------------------
  GENERAL GROWTH WOODLANDS TWO, INC.                                       DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-ARROWHEAD, INC.                                                      DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-BAY CITY ONE, INC.                                                   DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-BAY CITY TWO, INC.                                                   DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-BRASS MILL, INC.                                                     DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-BUCKLAND HILLS ONE, INC.                                             DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-BUCKLAND HILLS TWO, INC.                                             DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-BUCKLAND HILLS THREE, INC.                                           DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-CHANDLER, INC.                                                       DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-CHINO HILLS, INC.                                                    DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-CONCORD LAND CO., INC.                                               DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-DEERBROOK ONE, INC.                                                  DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-DEERBROOK TWO, INC.                                                  DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-DEERBROOK, L.P.                                                      DELAWARE
---------------------------------------------------------------------------------------------------
  GGP GENERAL I, INC.                                                      DELAWARE
---------------------------------------------------------------------------------------------------
  GGP GENERAL II, INC.                                                     DELAWARE
---------------------------------------------------------------------------------------------------
  GGP/H HOLDING, INC.                                                      DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-LAKELAND SQUARE, INC.                                                DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-LAKELAND SQUARE II, INC.                                             DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-MERIDEN SQUARE, INC.                                                 DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-MORENO VALLEY, INC.                                                  DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-NAUGATUCK VALLEY, INC.                                               DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-NESHAMINY, INC.                                                      DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-NEWPARK, INC.                                                        DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-NEWPARK L.L.C.                                                       DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-NORTH POINT, INC.                                                    DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-PARKS AT ARLINGTON ONE, INC.                                         DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-PARKS AT ARLINGTON TWO, INC.                                         DELAWARE
===================================================================================================

===================================================================================================

                                                                           STATE OF
ENTITY                                                             INCORPORATION/FORMATION
---------------------------------------------------------------------------------------------------
  GGP-PEMBROKE LAKES, INC.                                                 DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-PEMBROKE LAKES II, INC.                                              DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-ROLLING OAKS, INC.                                                   DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-SHAVANO PARK, INC.                                                   DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-SPRING CREEK, INC.                                                   DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-STEEPLEGATE, INC.                                                    DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-SUPERSTITION SPRINGS, INC.                                           DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-VISTA RIDGE, INC.                                                    DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-VISTA RIDGE ASSOCIATES, L.P.                                         DELAWARE
---------------------------------------------------------------------------------------------------
  GGP-WOODLANDS, L.P.                                                      DELAWARE
---------------------------------------------------------------------------------------------------
  H-D LAKELAND MALL JOINT VENTURE                                          FLORIDA
---------------------------------------------------------------------------------------------------
  HO RETAIL PROPERTIES I LIMITED                                           ILLINOIS
  PARTNERSHIP
---------------------------------------------------------------------------------------------------
  HO RETAIL PROPERTIES II LIMITED                                          ILLINOIS
  PARTNERSHIP
---------------------------------------------------------------------------------------------------
  NESHAMINY MALL JOINT VENTURE LIMITED                                     ILLINOIS
  PARTNERSHIP (50% ownership)
---------------------------------------------------------------------------------------------------
  NEWGATE MALL L.L.C.                                                      DELAWARE
---------------------------------------------------------------------------------------------------
  NEWPARK MALL L.L.C.                                                      DELAWARE
---------------------------------------------------------------------------------------------------
  NEW RIVER ASSOCIATES (33 1/3% ownership)                                 ARIZONA
---------------------------------------------------------------------------------------------------
  PARKS AT ARLINGTON, L.P.                                                 DELAWARE
---------------------------------------------------------------------------------------------------
  PAVILIONS AT BUCKLAND HILLS L.L.C.                                       DELAWARE
---------------------------------------------------------------------------------------------------
  PEMBROKE LAKES MALL LTD.                                                 FLORIDA
---------------------------------------------------------------------------------------------------
  PRINCE KUHIO PLAZA, INC.                                                 DELAWARE
---------------------------------------------------------------------------------------------------
  SIMON HOMART SHAVANO MALL                                                 TEXAS
  PARTNERSHIP (50% ownership)
---------------------------------------------------------------------------------------------------
  SPECTRUM CENTER ASSOCIATES                                              CALIFORNIA
  (50% ownership)
---------------------------------------------------------------------------------------------------
  SPRING CREEK MALL ASSOCIATES                                             COLORADO
  (50% ownership)
---------------------------------------------------------------------------------------------------
  THE WOODLANDS MALL ASSOCIATES                                            DELAWARE
  (50% ownership)
---------------------------------------------------------------------------------------------------
  TYSONS GALLERIA L.L.C.                                                   DELAWARE
---------------------------------------------------------------------------------------------------
  VISTA RIDGE ASSOCIATES, LTD.                                              TEXAS
---------------------------------------------------------------------------------------------------
  VISTA RIDGE JOINT VENTURE                                                 TEXAS
---------------------------------------------------------------------------------------------------
  VISTA RIDGE MALL, INC.                                                   DELAWARE
---------------------------------------------------------------------------------------------------
  WEST OAKS MALL TRUST                                                     DELAWARE
===================================================================================================

GGP/Homart II, L.L.C. has a controlling interest in the following entities:
--------------------------------------------------------------------------


===================================================================================================

                                                                           STATE OF
ENTITY                                                             INCORPORATION/FORMATION
---------------------------------------------------------------------------------------------------
  ALDERWOOD MALL L.L.C.                                                    DELAWARE
---------------------------------------------------------------------------------------------------
  ALTAMONTE MALL VENTURE                                                   FLORIDA
---------------------------------------------------------------------------------------------------
  ALTAMONTE SPRINGS MALL L.L.C.                                            DELAWARE
---------------------------------------------------------------------------------------------------
  ALTAMONTE SPRINGS MALL, L.P.                                             DELAWARE
---------------------------------------------------------------------------------------------------
  ALTAMONTE SPRINGS MALL II, L.P.                                          DELAWARE
---------------------------------------------------------------------------------------------------
  CAROLINA PLACE L.L.C.                                                    DELAWARE
---------------------------------------------------------------------------------------------------
  GENERAL GROWTH PROPERTIES-NATICK                                         DELAWARE
  LIMITED PARTNERSHIP
---------------------------------------------------------------------------------------------------
  GENERAL GROWTH PROPERTIES-NATICK II,                                     DELAWARE
  INC.
---------------------------------------------------------------------------------------------------
  GGP - NATICK TRUST                                                    MASSACHUSETTS
---------------------------------------------------------------------------------------------------
  MONTCLAIR PLAZA L.L.C.                                                   DELAWARE
---------------------------------------------------------------------------------------------------
  NORTHBROOK COURT L.L.C.                                                  DELAWARE
---------------------------------------------------------------------------------------------------
  NORTHBROOK COURT I L.L.C.                                                DELAWARE
---------------------------------------------------------------------------------------------------
  NORTHBROOK COURT II L.L.C.                                               DELAWARE
---------------------------------------------------------------------------------------------------
  STONEBRIAR MALL LIMITED PARTNERSHIP                                      DELAWARE
---------------------------------------------------------------------------------------------------
  STONEBRIAR MALL (GP) L.L.C.                                              DELAWARE
---------------------------------------------------------------------------------------------------
  WESTCOAST ESTATES                                                       CALIFORNIA
===================================================================================================